Exhibit 10.2

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NOTE PURCHASE AGREEMENT made as of
June 22, 2020, by and among the FEDERAL FINANCING BANK (“FFB”), a body corporate and instrumentality of the United States of America, Matson Navigation Company, Inc. (“Borrower”), a corporation organized and existing under the laws of the State of Hawaii, and the MARITIME ADMINISTRATOR, MARITIME ADMINISTRATION, U.S. DEPARTMENT OF TRANSPORTATION (“Administrator”).

WHEREAS, the Administrator is authorized, pursuant to the Guarantee Act (as hereinafter defined), to guarantee loans that meet the requirements of the Guarantee Act; and

WHEREAS, FFB is authorized, under section 6(a) of the FFB Act (as hereinafter defined), to make commitments to purchase, and to purchase on terms and conditions determined by FFB, any obligation that is issued, sold, or guaranteed by an agency of the United States of America; and

WHEREAS, pursuant to the FFB Act, FFB has entered into the Program Financing Agreement (as hereinafter defined) with the Administrator setting forth the commitment of FFB to enter into agreements to purchase Notes issued by entities designated by the Administrator when those Notes have been guaranteed by the Administrator, and the commitment of the Administrator to guarantee those Notes; and

WHEREAS, pursuant to the Program Financing Agreement, the Administrator has delivered to FFB and the Borrower a Designation Notice (as hereinafter defined) designating the Borrower to be a “Borrower” for purposes of the Program Financing Agreement; and

WHEREAS, FFB is entering into this Note Purchase Agreement, as authorized by section 6(a) of the FFB Act and in fulfillment of its commitment under the Program Financing Agreement, setting out, among other things, FFB’s agreement to purchase, pursuant to the FFB Act, the Note (as hereinafter defined) to be issued by the Borrower, when the terms and conditions specified herein have been satisfied, as hereinafter provided.

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NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, FFB, the Administrator, and the Borrower agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

Section 1.1 Definitions.

As used in this Agreement, the following terms shall have the respective meanings specified in this section 1.1, unless the context clearly requires otherwise.

“Administrator’s Certificate” shall mean a certificate relating to the Administrator’s Guarantee and other matters, in the form of certificate that is attached as Exhibit F to this Agreement.

“Administrator’s Guarantee” shall mean a guarantee of the Note issued by the Administrator, in the form of guarantee that is attached as Exhibit G to this Agreement.

“Administrator’s Instruments” shall have the meaning specified in section 3.3.1 this Agreement.

“Advance” shall mean an advance of funds made by FFB under the Note in accordance with the provisions of article 7 of this Agreement.

“Advance Identifier” shall mean, for each Advance, the particular sequence of letters and numbers constituting the Note Identifier plus the particular sequence of additional numbers assigned by FFB to the respective Advance in the interest rate confirmation notice relating to such Advance delivered by FFB in accordance with section 7.8 of this Agreement.

“Advance Request” shall mean a letter from a Borrower requesting an Advance under a Note, in the form of letter attached as Exhibit A to this Agreement.

“Advance Request Approval Notice” shall mean the written notice from the Agency located at the end of an Advance Request advising FFB that such Advance Request has been approved on behalf of the Administrator.

“Agency” shall mean the Maritime Administration, an agency of the U.S. Department of Transportation.

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“Borrower Instruments” shall have the meaning specified in section 3.2.1 of this Agreement.

“Borrower State” shall mean the particular state specified in Schedule I to this Agreement as being the “Borrower State”.

“Business Day” shall mean any day on which FFB and the Federal Reserve Bank of New York are both open for business.

“Certificate Specifying Authorized Borrower Officials/Incumbency” shall mean a certificate of the Borrower specifying the names and titles of those officials of the Borrower who are authorized to execute and deliver from time to time Advance Requests on behalf of the Borrower, and containing the original signature of each of those officials, substantially in the form of the Certificate Specifying Authorized Borrower Officials/Incumbency attached as Exhibit B to this Agreement.

“Certificate Specifying Authorized Agency Officials/Incumbency” shall mean a certificate specifying the names and titles of those officials of the Agency who are authorized to execute and deliver Advance Request Approval Notices from time to time on behalf of the Administrator and setting out the original signature of each of those authorized officials, and specifying the name and title of those officials of the Agency who are authorized to confirm telephonically the authenticity of the Advance Request Approval Notices from time to time on behalf of the Administrator and setting out the telephone number of each of those authorized officials, in the form of the Certificate Specifying Authorized Agency Officials/Incumbency attached as Annex 1 to the Program Financing Agreement.

“Designation Notice” shall mean, generally, a notice from the Administrator to FFB and the particular entity identified therein as the respective “Borrower,” designating that entity to be a “Borrower” for purposes of the Program Financing Agreement, in the form of notice that is attached as Annex 2 to the Program Financing Agreement; and “the Designation Notice” shall mean the particular Designation Notice delivered by the Administrator to FFB and the Borrower designating the Borrower to be a “Borrower” for purposes of the Program Financing Agreement.

“Equal Principal Payments Method” shall have the meaning specified in section 10.3 of this Agreement.

“FFB Act” shall mean the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended.

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“FFB Financing Options Fee” shall mean the fee, expressed in terms of a basis point increment in the basic interest rate established for an Advance, payable by the Borrower to the Holder if the Borrower elects to have the Par Prepayment/Refinancing Privilege apply to such Advance, as described in section 12.3 of this Agreement.

“5-Year No-Call Period” shall mean a 5-year period during which an advance shall not be eligible for any elective prepayment.

“10-Year No-Call Period” shall mean a 10 year period during which an advance shall not be eligible for any elective prepayment.

“Governmental Approval” shall mean any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Authority” shall mean any federal, state, county, municipal, regional, or foreign authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government.

“Governmental Judgment” shall mean any judgment, order, decision, or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Registration” shall mean any registration, filing, declaration, or notice, or any other action of a similar nature, with or to a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Governmental Rule” shall mean any statute, law, rule, regulation, code, or ordinance of a Governmental Authority having jurisdiction over the Borrower or any of its properties.

“Guarantee Act” shall mean Chapter 537 of Title 46 of the United States Code.

“Guarantee Agreement” shall mean the particular agreement specified in Schedule I to this Agreement as being the “Guarantee Agreement”.

“Holder” shall mean FFB, for so long as it shall be the holder of the Note, and any successor or assignee of FFB, for so long as such successor or assignee shall be the holder of the Note.

“Initial Advance” shall mean the first Advance made under the Note.

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“Initial Advance Request” shall mean the first Advance Request submitted by the Borrower under the Note.

“Level Debt Service Payments Method” shall have the meaning specified in section 10.2 of this Agreement.

“Loan Commitment Amount” shall mean the particular amount specified in Schedule I to this Agreement as being the “Loan Commitment Amount”.

“Market Value Premium (or Discount)” shall have the meaning specified in section 12.2 of this Agreement.

“Market Value Prepayment/Refinancing Privilege” shall have the meaning specified in section 12.2 of this Agreement.

“Material Adverse Effect on the Borrower” shall mean any material adverse effect on the financial condition, operations, business or prospects of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or any of the other Borrower Instruments.

“No-Call Period” shall mean either a 5-Year No-Call Period or a 10-Year No-Call Period.

“Note” shall mean a future advance promissory Note payable to FFB, in the form of Note that is attached as Exhibit C to this Agreement, as such Note may be amended, supplemented, and restated from time to time in accordance with its terms.

“Note Identifier” shall mean the particular sequence of letters and numbers assigned by FFB to the Note in the Principal Instruments acceptance notice relating to the Note delivered by FFB in accordance with section 5.1 of this Agreement.

“Opinion of Borrower’s Counsel re: Borrower Instruments” shall mean an opinion of counsel from counsel to the Borrower, substantially in the form of opinion that is attached as Exhibit D to this Agreement.

“Opinion of Administrator’s Counsel re: Administrator’s Guarantee” shall mean an opinion of counsel from counsel to the Administrator, substantially in the form of opinion that is attached as Exhibit E to this Agreement.

“Other Debt Obligation” shall mean any bond or note, or any other evidence of an obligation for borrowed money of a similar nature, made or issued by the Borrower (other than the Note purchased by FFB under this Agreement), or any mortgage, indenture, deed of trust or loan agreement with respect thereto to which the Borrower is a party or by which the Borrower or any of its properties is bound (other than this Agreement).

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“Par Prepayment/Refinancing Privilege” shall have the meaning specified in section 12.3 of this Agreement.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization, limited liability company or Governmental Authority.

“Principal Instruments” shall have the meaning specified in section 4.2 of this Agreement.

“Program Financing Commitment Amount” shall have the meaning specified in section 1.1 of the Program Financing Agreement.

“Program Financing Agreement” shall mean the Program Financing Agreement dated as of January 19, 2017, between FFB and the Administrator, as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

“Project State” shall mean the particular state specified in Schedule I to this Agreement as being the “Project State”.

“Requested Advance Amount” shall have the meaning specified in section 7.3.1(a)(2) of this Agreement.

“Requested Advance Date” shall have the meaning specified in section 7.3.1(a)(3) of this Agreement.

“Security Instruments” shall mean the particular instruments and agreements specified in Schedule I to this Agreement as being the “Security Instruments”.

“this Agreement” shall mean this Note Purchase Agreement between FFB, the Administrator, and the Borrower.

“Uncontrollable Cause” shall mean an unforeseeable cause beyond the control and without the fault of FFB, being:  act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, disruption or failure of the Treasury Financial Communications System, closure of the Federal Government, or an unforeseen or unscheduled closure or evacuation of the FFB offices.

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Section 1.2 Rules of Interpretation.

Unless the context shall otherwise indicate, the terms defined in section 1.1 of this Agreement shall include the plural as well as the singular and the singular as well as the plural.  The words “herein,” “hereof,” and “hereto,” and words of similar import, refer to this Agreement as a whole.

ARTICLE 2

FFB COMMITMENT TO PURCHASE THE NOTE

Subject to the terms and conditions of this Agreement, FFB agrees to purchase the Note that is offered by the Borrower to FFB for purchase under this Agreement.

ARTICLE 3

COMMITMENT CONDITIONS

FFB shall be under no obligation to purchase the Note under this Agreement unless and until each of the conditions specified in this Article 3 has been satisfied.

Section 3.1 Commitment Amount Limits.

3.1.1 Loan Commitment Amount. The maximum principal amount of the Note that is offered for purchase shall not exceed the Loan Commitment Amount.

3.1.2 Program Financing Commitment Amount. At the time that the Note is offered to FFB for purchase under this Agreement, the maximum principal amount of the Note, when added to the aggregate maximum principal amount of all other Notes that have been issued by entities that have been designated by the Administrator in Designation Notices to be “Borrowers” for purposes of the Program Financing Agreement and which Notes have been guaranteed by the Administrator pursuant to the Guarantee Act, shall not exceed the Program Financing Commitment Amount.

Section 3.2 Borrower Instruments.

3.2.1 Borrower Instruments. FFB shall have received the following instruments in accordance with section 4.1 (such instruments being, collectively, the “Borrower Instruments”):

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(a) an original counterpart of this Agreement, duly executed by the Borrower; and

(b) the original Note, with all of the blanks on page 1 of the Note filled in with information consistent with the information set out in the Designation Notice, and duly executed by the Borrower.

3.2.2 Opinion of Borrower’s Counsel re: Borrower Instruments. FFB shall have received from the Borrower an Opinion of Borrower’s Counsel re: Borrower Instruments.

3.2.3 Certificate Specifying Authorized Borrower Officials/Incumbency. FFB shall have received from the Borrower a completed and signed Certificate Specifying Authorized Borrower Officials/Incumbency.

Section 3.3 Administrator’s Instruments.

3.3.1 Administrator’s Instruments. FFB shall have received from the Administrator the following instruments (such instruments being, collectively, the “Administrator’s Instruments”):

(a) an original counterpart of this Agreement, duly executed by or on behalf of the Administrator;

(b) the original Administrator’s Guarantee relating to the Note, duly executed by or on behalf of the Administrator; and

(c) an original Administrator’s Certificate relating to the Administrator’s Guarantee and other matters, duly executed by or on behalf of the Administrator.

3.3.2 Opinion of Administrator’s Counsel re: Administrator’s Guarantee. FFB shall have received an Opinion of Administrator’s Counsel re: Administrator’s Guarantee.

Section 3.4 Conditions Specified in Other Agreements.

Each of the conditions specified in the Program Financing Agreement as being conditions to purchasing the Note shall have been met to the satisfaction of the FFB and the Administrator.

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ARTICLE 4

OFFER OF THE NOTE FOR PURCHASE

The Note that is to be offered to FFB for purchase under this Agreement shall be offered in accordance with the procedures described in this article 4.

Section 4.1 Delivery of Borrower Instruments to the Administrator.

The Borrower shall deliver to the Administrator, for redelivery to FFB, the following:

(a) all of the Borrower Instruments, each duly executed by the Borrower;

(b) an Opinion of Borrower’s Counsel re: Borrower Instruments; and

(c) a completed and signed Certificate Specifying Authorized Borrower Officials/Incumbency.

Section 4.2 Delivery of Principal Instruments by the Administrator to FFB.

The Administrator shall deliver to FFB all of the following instruments (collectively being the “Principal Instruments”):

(a) all of the instruments described in section 4.1;

(b) all of the Administrator’s Instruments, each duly executed by the Administrator; and

(c) an Opinion of Administrator’s Counsel re: Administrator’s Guarantee.

ARTICLE 5

PURCHASE OF THE NOTE BY FFB

Section 5.1 Acceptance or Rejection of Principal Instruments.

Within five Business Days after delivery to FFB of the Principal Instruments relating to the Note that is offered for purchase under this Agreement, FFB shall deliver by facsimile transmission (fax) or email to the Agency one of the following:

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(a) an acceptance notice, which notice shall:

(1) state that the Principal Instruments meet the terms and conditions detailed in article 3 of this Agreement, or are otherwise acceptable to FFB; and

(2) assign a Note Identifier to such Note for use by the Borrower and the Agency in all communications to FFB making reference to such Note; or

(b) a rejection notice, which notice shall state that one or more of the Principal Instruments does not meet the terms and conditions of this Agreement and specify how such instrument or instruments does not meet the terms and conditions of this Agreement.

Section 5.2 Timing of Delivery of Borrower’s Initial Advance Request.

5.2.1 After Receipt of Principal Instruments Acceptance Notice. The Administrator shall not deliver to FFB the Initial Advance Request and the Advance Request Approval Notice relating to the Initial Advance Request before the Agency has received from FFB the acceptance notice described in section 5.1.(a) of this Agreement.

5.2.2 Limitation on Requested Advance Date for Initial Advance. As prescribed in section 7.4.2 of this Agreement, the Requested Advance Date specified in the Initial Advance Request delivered under article 7 of this Agreement shall not be earlier than the fifth Business Day to occur after the date on which FFB shall have received the Principal Instruments under article 4 of this Agreement.

Section 5.3 Purchase.

FFB shall not be deemed to have accepted the Note offered for purchase under this Agreement until such time as FFB shall have delivered an acceptance notice accepting the Principal Instruments relating to the Note; provided, however, that in the event that FFB shall make an Advance under the Note, then FFB shall be deemed to have accepted the Note offered for purchase.

ARTICLE 6

CUSTODY OF NOTE; LOSS OF NOTE, ETC.

Section 6.1 Custody.

FFB shall have custody of the Note purchased under this Agreement until all amounts owed under the Note have been paid in full.

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Section 6.2 Lost, Stolen, Destroyed, or Mutilated Note.

In the event that the Note purchased under this Agreement shall become lost, stolen, destroyed, or mutilated, the Borrower shall, upon the written request of FFB to the Borrower, with a copy to the Administrator, execute and deliver, in replacement thereof, a new Note of like tenor, dated and bearing interest from the date to which interest has been paid on such lost, stolen, destroyed, or mutilated Note or, if no interest has been paid thereon, dated the same date as such lost, stolen, destroyed, or mutilated Note. Upon delivery of such replacement Note, the Borrower shall be released and discharged from any further liability on account of the lost, stolen, or destroyed Note. If the Note being replaced has been mutilated, such mutilated Note shall be surrendered to the Borrower for cancellation. The Administrator shall deliver to FFB a written confirmation that the Administrator’s Guarantee related to the lost, stole, destroyed, or mutilated Note remains in full force and effect with respect to the replacement Note.

ARTICLE 7

ADVANCES

Section 7.1 Commitment.

Subject to the terms and conditions of this Agreement, FFB agrees to make Advances under the Note for the account of the Borrower.

Section 7.2 Treasury Policies Applicable to Advances.

Each of the Borrower and the Administrator understands and consents to the following Treasury financial management policies generally applicable to all advances of funds:

(a) each Advance will be requested by the Borrower, and each Advance Request will be approved by the Administrator, only at such time and in such amount as shall be necessary to meet the immediate payment or disbursing need of the Borrower;

(b) except for Advances to reimburse the Borrower for expenditures that it has made from its own working capital, each Advance will be requested to be disbursed directly to the Person(s) to whom the Borrower is obligated to make payments;

(c) Advances for investment purposes will not be requested by the Borrower or approved by the Administrator; and

(d) all interest earned on any lawful and permitted investment of Advances in excess of the interest accrued on such Advances will be remitted to FFB.

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Section 7.3 Conditions to Making All Advances.

FFB shall be under no obligation to make any Advance under the Note unless and until each of the conditions specified in this section 7.3 is satisfied.

7.3.1 Advance Requests. For each Advance, the Borrower shall have delivered to the Administrator, for review and approval before being forwarded to FFB, an Advance Request, which Advance Request:

(a) shall specify, among other things:

(1) the particular “Note Identifier” that FFB assigned to this Note (as provided in section 5.1 of this Agreement);

(2) the particular amount of funds that the Borrower requests to be advanced (such amount being the “Requested Advance Amount” for the respective Advance);

(3) the particular calendar date that the Borrower requests to be the date on which the respective Advance is to be made (such date being the “Requested Advance Date” for such Advance), which date:

(A) must be a Business Day; and

(B) shall not be earlier than the third Business Day to occur after the date on which FFB shall have received the respective Advance Request;

(4) the particular bank account to which the Borrower requests that the respective Advance be made;

(5) the particular principal repayment method that the Borrower elects to apply to the respective Advance (i.e., either the Level Debt Service Payments Method described in section 10.2 of this Agreement or the Equal Principal Payments Method described in section 10.3 of this Agreement); and

(6) the particular prepayment/refinancing privilege that the Borrower elects to apply to the respective Advance (i.e., either the Market Value Prepayment/Refinancing Privilege described in section 12.2 of this Agreement or the Par Prepayment/Refinancing Privilege described in section 12.3 of this Agreement); and

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(b) shall have been duly executed by an official of the Borrower whose name and signature appear on the Certificate Specifying Authorized Borrower Officials/Incumbency delivered by the Borrower to FFB pursuant to sections 3.2.3, 4.1(c), and 4.2(a), or pursuant to section 13.4, of this Agreement; and

(c) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.2 Advance Request Approval Notice. For each Advance, the Administrator shall have delivered to FFB the Borrower’s executed Advance Request, together with the Agency’s executed Advance Request Approval Notice, which Advance Request Approval Notice:

(a) shall have been duly executed on behalf of the Administrator by an official of the Agency whose name and signature appear on the Certificate Specifying Authorized Agency Officials/Incumbency delivered to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and

(b) shall have been received by FFB not later than the third Business Day before the Requested Advance Date specified in such Advance Request.

7.3.3 Telephonic Confirmation of Authenticity of Advance Request Approval Notices. For each Advance, FFB shall have obtained telephonic confirmation of the authenticity of the related Advance Request Approval Notice from an official of the Agency (a) whose name, title, and telephone number appear on the Certificate Specifying Authorized Agency Officials/Incumbency that has been delivered by the Administrator to FFB pursuant to section 3.1.3 or section 6.1 of the Program Financing Agreement; and (b) who is not the same official of the Agency who executed the Advance Request Approval Notice on behalf of the Administrator.

7.3.4 Note Maximum Principal Amount Limit.  At the time of making any Advance under the Note, the amount of such Advance, when added to the aggregate amount of all Advances previously made under the Note, shall not cause the resulting sum to exceed the maximum principal amount of the Note.

7.3.5 Conditions Specified in Other Agreements.  Each of the conditions specified in the Program Financing Agreement as being conditions to making Advances under the Note, shall have been met to the satisfaction of the FFB and the Administrator.

7.3.6  No Prohibition Against Funding by FFB.  At the time of making any Advance under the Note, there shall be no Governmental Rule or Governmental Judgement that prohibits FFB from distributing funds provided for in such Advance.

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7.3.7. Notification of Stop Notices. Promptly upon the Borrower obtaining knowledge of any action taken against FFB by any contractor, subcontractor, material supplier, or laborer working on any construction project financed in whole or in part with any Advance or Advances made under the Note, including, without limitation, any mechanics lien, bonded stop notice, or similar contractor mechanism under applicable law (a "Stop Notice"), the Borrower shall (1) provide notice thereof to FFB and the Agency and (2) certify that it has used or is using commercially reasonable efforts to fully resolve, have the FFB dismissed from, or obtain a bond for the release of any Stop Notice.

Section 7.4 Conditions to Making the Initial Advance.

FFB shall be under no obligation to make the Initial Advance under the Note unless and until each of the conditions specified in this section 7.4 is satisfied.

7.4.1 Conditions Specified in Section 7.3. Each of the conditions applicable to all Advances specified in section 7.3 of this Agreement is satisfied.

7.4.2 Timing of Delivery of Initial Advance Request. The Initial Advance Request, together with the related Advance Request Approval Notice, shall have been received by FFB:

(a) not earlier than the fifth Business Day to occur after the date on which FFB shall have received the Principal Instruments; and

(b) not later than the third Business Day to occur before the date specified in the Initial Advance Request as Requested Advance Date for the Initial Advance.

Section 7.5 Amount and Timing of Advances.

FFB shall make each Advance in the Requested Advance Amount specified in the respective Advance Request and on the Requested Advance Date specified in the respective Advance Request, subject to satisfaction of the conditions specified in section 7.3 of this Agreement and subject to the following additional limitations:

(a) in the event that the Requested Advance Date specified in the respective Advance Request is not a Business Day, FFB shall make the respective Advance on the first day thereafter that is a Business Day;

(b) in the event that FFB receives the respective Advance Request and the related Advance Request Approval Notice later than the third Business Day before the Requested Advance Date specified in such Advance Request, FFB shall make the respective Advance as soon as practicable thereafter, but in any event not later than the third Business Day after FFB receives such Advance Request, unless the Borrower delivers to FFB and the

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Administrator a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date;

(c) in the event that an Uncontrollable Cause prevents FFB from making the respective Advance on the Requested Advance Date specified in the respective Advance Request, FFB shall make such Advance as soon as such Uncontrollable Cause ceases to prevent FFB from making such Advance, unless the Borrower delivers to FFB and the Administrator a written cancellation of such Advance Request or a replacement Advance Request specifying a later Requested Advance Date; and

  (d) in the event that FFB receives, not later than 12:00 pm (Washington, DC time) on the Requested Advance Date specified in an Advance Request, a written notice delivered by facsimile or email from an official of the Administrator (whose name, title and telephone number appear on the Certificate Specifying Authorized Agency Officials/Incumbency) stating that all conditions precedent to the respective Advance have not been satisfied, FFB shall not make the respective Advance.

Section 7.6 Type of Funds and Means of Advance.

Each Advance shall be made in immediately available funds by electronic funds transfer to such bank account(s) as shall have been specified in the respective Advance Request.

Section 7.7 Interest Rate Applicable to Advances.

The rate of interest applicable to each Advance made under the Note shall be established as provided in paragraph 6 of the Note.

Section 7.8 Interest Rate Confirmation Notices.

After making each Advance, FFB shall deliver, by email, personal delivery or facsimile transmission, to the Borrower and the Agency, written confirmation of the making of the respective Advance, which confirmation shall:

(a) state the date on which such Advance was made and the amount of such Advance;

(b) state the interest rate applicable to such Advance; and

(c) assign an Advance Identifier to such Advance for use by the Borrower and the Agency in all communications to FFB making reference to such Advance.

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ARTICLE 8

REPRESENTATIONS AND WARRANTIES BY THE BORROWER

The Borrower makes the representations and warranties provided in this article 8 to FFB and the Administrator.

Section 8.1 Organization.

The Borrower is a legal entity duly organized, validly existing and in good standing under the laws of the Borrower State or country and is qualified to do business in the Project State or country.

Section 8.2 Authority.

The Borrower has all requisite power and authority to carry on its business as presently conducted, to execute and deliver this Agreement and each of the other Borrower Instruments, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder.

Section 8.3 Due Authorization.

The execution and delivery by the Borrower of this Agreement and each of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby and thereby, and the performance by the Borrower of its obligations hereunder and thereunder have been duly authorized by all necessary action.

Section 8.4 Due Execution.

This Agreement has been, and each of the other Borrower Instruments will have been at the respective time of delivery of each thereof, duly executed and delivered by officials of the Borrower who are duly authorized to execute and deliver such documents on its behalf.

Section 8.5 Validity and Enforceability.

This Agreement constitutes, and each of the other Borrower Instruments will constitute at the respective time of delivery of each thereof, the legal, valid, and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 8.6 No Governmental Actions Required.

No Governmental Approvals or Governmental Registrations are now, or under existing Governmental Rules will in the future be, required to be obtained or made, as the case may be, by

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the Borrower to authorize the execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, or the performance by the Borrower of its obligations hereunder or thereunder.

Section 8.7 No Conflicts or Violations.

The execution and delivery by the Borrower of this Agreement or any of the other Borrower Instruments, the consummation by the Borrower of the transactions contemplated hereby or thereby, and the performance by the Borrower of its obligations hereunder or thereunder do not and will not conflict with or violate, result in a breach of, or constitute a default under (a) any term or provision of the charter or organization documents or bylaws of the Borrower; (b) any of the covenants, conditions or agreements contained in any Other Debt Obligation of the Borrower; (c) any Governmental Approval or Governmental Registration obtained or made, as the case may be, by the Borrower; or (d) any Governmental Judgment or Governmental Rule currently applicable to the Borrower.

Section 8.8 No Material Litigation.

There are no lawsuits or judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower which, in the reasonable opinion of the Borrower, is likely to have a Material Adverse Effect on the Borrower.

ARTICLE 9

BILLING BY FFB

Section 9.1 Billing Statements to the Borrower and the Agency.

FFB shall prepare a billing statement for the amounts owed to FFB on each Advance that is made under the Note purchased under this Agreement, and shall deliver each such billing statement to the Borrower and the Agency.

Section 9.2 Failure to Deliver or Receive Billing Statements No Release.

Failure on the part of FFB to deliver any billing statement or failure on the part of the Borrower to receive any billing statement shall not, however, relieve the Borrower of any of its payment obligations under the Note or this Agreement.

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Section 9.3 FFB Billing Determinations Conclusive.

9.3.1 Acknowledgment and Consent.  The Borrower acknowledges that FFB has described to it:

(a) the rounding methodology employed by FFB in calculating the amount of accrued interest owed at any time on the Note; and

(b) the methodology employed by FFB in calculating the level debt service payment schedule for amounts due and payable on the Note;

and the Borrower consents to these methodologies.

9.3.2 Agreement.  The Borrower agrees that any and all determinations made by FFB shall be conclusive and binding upon the Borrower with respect to:

(a) the amount of accrued interest owed on the Note determined using this rounding methodology; and

(b) the amount of any level debt service payment due and payable on the Note determined using this methodology.

ARTICLE 10

BORROWER’S OPTIONS FOR PRINCIPAL REPAYMENT METHODS

Section 10.1 Required Selection.

For each Advance, the Borrower must select, at the time of requesting the respective Advance, the particular principal repayment method that is to apply to such Advance from between the options described in sections 10.2 and 10.3 of this Agreement.

Section 10.2 “Level Debt Service Payments Method”.

If the Borrower selects, at the time of requesting an Advance, to have the “Level Debt Service Payments Method” apply to such Advance, the amount of principal due on each Payment Date and on the Maturity Date shall be, in each case, equal to an amount which, when added to the accrued interest due on such Payment Date or the Maturity Date, as the case may be, will be substantially equal to every other semi-annual payment consisting of an installment of principal, and accrued interest, and shall be sufficient, when added to all other such semi-annual payments consisting of an installment of principal, and accrued interest, to repay the principal amount of the respective Advance in full on the Maturity Date.

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Section 10.3 “Equal Principal Payments Method”.

If the Borrower selects, at the time of requesting an Advance, to have the “Equal Principal Payments Method” apply to such Advance, the amount of principal due on each Payment Date and on the Maturity Date shall be, in each case, substantially equal to the amount of every other semi-annual installment of principal, and shall be sufficient, when added to all other such semi-annual installments of equal principal to repay the principal amount of the respective Advance in full on the Maturity Date.

ARTICLE 11

PAYMENTS TO FFB

Each amount that becomes due and owing on the Note purchased under this Agreement shall be paid when and as due, as provided in the Note.

ARTICLE 12

BORROWER’S OPTIONS FOR PREPAYMENT AND REFINANCING PRIVILEGES

Section 12.1 Required Selection.

For each Advance, the Borrower must select, at the time of requesting the respective Advance, the particular prepayment/refinancing privilege that is to apply to such Advance from between the options described in sections 12.2 and 12.3 of this Agreement, subject to terms acceptable to the Administrator.

Section 12.2 “Market Value Prepayment/Refinancing Privilege”.

If the Borrower selects, at the time of requesting an Advance, to have the “Market Value Prepayment/Refinancing Privilege” apply to such Advance, the Borrower shall have the privilege to prepay such Advance (as provided in paragraph 14 of the Note) or to refinance such Advance (as provided in paragraph 15 of the Note) at a prepayment or refinancing price that will include, in either case, a premium (or discount credit) equal to the difference between:

(a) the price for such Advance that would, if such Advance (including all unpaid interest accrued thereon through the date of prepayment or refinancing, as the case may be) were purchased by a third party and held to the “Maturity Date” specified in the Note, produce a yield to the third-party purchaser for the period from the date of purchase to such Maturity Date substantially equal to the interest rate that would be set on a loan from

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the Secretary of the Treasury to FFB to purchase an obligation having a payment schedule identical to the payment schedule of such Advance for the period from the date of prepayment or refinancing, as the case may be, to such Maturity Date; and

(b) the sum of:

(1) the outstanding principal amount of such Advance on the date of prepayment or refinancing, as the case may be (after taking into account the payment of the principal installment (if any) that is due on date of prepayment or refinancing, as the case may be, in accordance with the principal repayment schedule that applied to such Advance immediately before such prepayment or refinancing); and

(2) all unpaid interest accrued on such Advance through the date of prepayment or refinancing, as the case may be,

(the difference between the price described in paragraph (a) of this section 12.2 and the sum of the amounts described in paragraph (b) of this section 12.2 being the “Market Value Premium (or Discount)”). The price described in paragraph (a) of this section 12.2 shall be calculated by the Secretary of the Treasury as of the close of business on the second Business Day before the date of prepayment or refinancing, as the case may be, using standard calculation methods of the United States Department of the Treasury.

Section 12.3 “Par Prepayment/Refinancing Privilege”.

12.3.1 No Premium. If the Borrower selects, at the time of requesting an Advance, to have the “Par Prepayment/Refinancing Privilege” apply to such Advance, the Borrower shall have the privilege to prepay such Advance (as provided in paragraph 14 of the Note) or to refinance such Advance (as provided in paragraph 15 of the Note) at a prepayment or refinancing price that will include, in either case, no premium.

12.3.2  Standard for Calculating FFB Financing Options Fee for Par Prepayment/ Refinancing Privilege. The fee assessed by FFB and payable by the Borrower to have the Par Prepayment/Refinancing Privilege apply to any Advance (such fee being an “FFB Financing Options fee”) shall be established on the basis of the determination made by FFB described in paragraph 6(d) of the Note.

12.3.3 Calculation and Notification of FFB Financing Options Fee for Par Prepayment/Refinancing Privilege. FFB shall make the determination described in section 12.3.2 of this Agreement for each Advance to which the Borrower has selected to have the Par Prepayment/Refinancing Privilege apply, at the time of the establishment of the particular basic interest rate that is to apply to the respective Advance. After making such determination for each Advance, FFB shall notify the Borrower and the Agency of the particular FFB Financing Options Fee (expressed in terms of a basis point increment) that

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is assessed by FFB and payable by such Borrower for the Par Prepayment/Refinancing Privilege in the particular interest rate confirmation notice relating to such Advance to be delivered by FFB in accordance with section 7.8 of this Agreement.

Section 12.4 New Notices and Billing Statements After Refinancings.

In the event of a refinancing of any Advance, FFB shall provide the Borrower and the Agency with a new interest rate confirmation notice and a new billing statement reflecting the new interest rate applicable to such Advance.

ARTICLE 13

AGREEMENTS AND RIGHTS OF THE ADMINISTRATOR AND THE BORROWER

Section 13.1 Administrator’s Authority.

In consideration of the Administrator’s Guarantee relating to the Note that has been purchased by FFB under this Agreement, the Administrator shall have the sole authority (vis-à-vis FFB), in the case of a default by the Borrower under such Note or the occurrence of an event of default under the Security Instruments, in respect of acceleration of such Note, the exercise of other available remedies, and the disposition of sums or property recovered.

Section 13.2 Administrator’s Right to Purchase Advances or the Note.

Notwithstanding the provisions of the Note, the Borrower acknowledges that the Administrator may purchase from FFB all or any portion of any Advance that has been made under the Note, or may purchase from FFB the Note in its entirety, in the same manner, at the same price, and subject to the same limitations as shall be applicable, under the terms of the Note, to a prepayment by the Borrower of all or any portion of any Advance made under the Note, or a prepayment by the Borrower of the Note in its entirety, as the case may be.

Section 13.3 Administrator’s Confirmation Relating to the Administrator’s Guarantee.

The Administrator confirms to FFB that the obligation of the United States of America to pay amounts due and payable under the Administrator’s Guarantee when such amounts become due and payable in accordance with its terms, constitutes the absolute obligation of the United States of America, against which no offset may be made by the United States of America in discharge of its obligation to make these payments and for which the full faith and credit of the United States of America are pledged.

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Section 13.4 Delivery of Replacement Certificates Specifying Authorized Borrower Signatories/Incumbency.

The Borrower may, at any time and from time to time, deliver to FFB a revised Certificate Specifying Authorized Borrower Signatories/Incumbency, updated and completed as appropriate, in replacement of the original such certificate delivered pursuant to sections 3.2.3, 4.1(c), and 4.2(a) of this Agreement.

Section 13.5.   Administrator’s Notice Obligation For Stop Notices.

If the Administrator shall receive any notice of any Stop Notice against the Borrower, FFB or the Agency, which action has not been dismissed against each such applicable party, or has not been bonded in full compliance with, and in satisfaction of all requirements of, applicable law, and in accordance with the terms of the Guarantee Agreement, the Administrator shall provide FFB with notice of such Stop Notice.

ARTICLE 14

EFFECTIVE DATE, TERM, SURVIVAL

Section 14.1 Effective Date.

This Agreement shall be effective as of the date first above written.

Section 14.2 Term of Commitment to Make Advances.

The obligation of FFB under this Agreement to make Advances under the Note issued by the Borrower shall expire on the “Last Day for an Advance” specified in the Note.

Section 14.3 Survival.

14.3.1 Representations, Warranties, and Certifications. All representations, warranties, and certifications made by the Borrower in this Agreement, or in any agreement, instrument, or certificate delivered pursuant hereto, shall survive the execution and delivery of this Agreement, the purchasing of the Note hereunder, and the making of Advances thereunder.

14.3.2 Remainder of Agreement. Notwithstanding the occurrence and passage of the Last Day for an Advance, the remainder of this Agreement shall remain in full force and effect until all amounts owed under this Agreement and the Note purchased by FFB under this Agreement have been paid in full.

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ARTICLE 15

MISCELLANEOUS

Section 15.1 Notices.

15.1.1 Addresses of the Parties. All notices and other communications hereunder to be made to either party shall be in writing and shall be addressed as follows:

To FFB:

Federal Financing Bank

Main Treasury Building

1500 Pennsylvania Avenue, NW

Washington, DC  20220

Attention: Chief Financial Officer

Telephone No. (202) 622-2470

Facsimile No. (202) 622-0707

To the Borrower:

Matson Navigation Company, Inc.

555 12th Street

Oakland, CA 94607

Attention: Benedict J. Bowler

Treasurer

Telephone No.: (510) 628-4292

Facsimile No.: (510) 463-8907

Email Address: bbowler@matson.com

To the Administrator (or the Agency):

Maritime Administrator

Office of Marine Financing

U.S. Department of Transportation

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1200 New Jersey Avenue, S.E.

Washington, D.C. 20590

Telephone No. (202) 366-5737

Facsimile No. (202) 366-7901

Email Address marinefinancing@dot.gov

The address, telephone number, facsimile number, or email address for any party may be changed at any time and from time to time upon written notice given by such changing party to the other party hereto.

15.1.2 Permitted Means of Delivery. Advance Requests, a Rate Commitment Request, notices, and other communications to FFB may be delivered by email, personal delivery or facsimile (fax) transmission of the executed instrument.

15.1.3 Delivery. A properly addressed notice or other communication shall be deemed to have been “delivered” for purposes of this Agreement:

(a) if made by personal delivery, on the date of such personal delivery;

(b) if mailed by first class mail, registered or certified mail, express mail, or by any commercial overnight courier service, on the date that such mailing is received;

(c) if sent by email or facsimile (fax) transmission:

(1) if the transmission is received and receipt confirmed before 4:00 p.m. (Washington, DC, time) on any Business Day, on the date of such transmission; and

(2) if the transmission is received and receipt confirmed after 4:00 p.m. (Washington, DC, time) on any Business Day or any day that is not a Business Day, on the next Business Day.

15.1.4 Notices to FFB to Contain FFB Identification References.  All notices to FFB making any reference to either the Note or any Advance made thereunder shall identify the Note or such Advance by the Note Identifier or the respective Advance Identifier, as the case may be, assigned by FFB to the Note or such Advance.

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Section 15.2 Amendments.

No provision of this Agreement may be amended, modified, supplemented, waived, discharged, or terminated orally but only by an instrument in writing duly executed by each of the parties hereto.

Section 15.3 Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of each of FFB, the Administrator and the Borrower, and each of their respective successors and assigns.

Section 15.4 Sale or Assignment of Note.

15.4.1 Sale or Assignment Permitted. Subject to the requirements of the Office of Management and Budget Circular A-129 revised (January 2013), FFB may sell, assign, or otherwise transfer all or any part of the Note or any participation share thereof.

15.4.2 Notice of Sale, Etc. FFB will deliver to the Borrower and the Agency, written notice of any sale, assignment, or other transfer of any Note promptly after any such sale, assignment, or other transfer.

15.4.3 Manner of Payment after Sale. Any sale, assignment, or other transfer of all or any part of any Note may provide that, following such sale, assignment, or other transfer, payments on such Note shall be made in the manner specified by the respective purchaser, assignee, or transferee, as the case may be.

15.4.4 Replacement Notes. The Borrower agrees:

(a) to issue a replacement Note or Notes with the same aggregate principal amount, interest rate, maturity, and other terms as each respective Note or Notes sold, assigned, or transferred pursuant to subsection 15.4.1 of this Agreement; provided, however, that, when requested by the respective purchaser, assignee, or transferee, such replacement Note or Notes shall provide that payments thereunder shall be made in the manner specified by such purchaser, assignee, or transferee; and

(b) to effect the change in ownership on its records and on the face of each such replacement Note issued, upon receipt of each Note or Notes so sold, assigned, or transferred.

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Section 15.5 Forbearance Not a Waiver.

Any forbearance on the part of FFB from enforcing any term or condition of this Agreement shall not be construed to be a waiver of such term or condition or acquiescence by FFB in any failure on the part of Borrower to comply with or satisfy such term or condition.

Section 15.6 Rights Confined to Parties.

Nothing expressed or implied herein is intended or shall be construed to confer upon, or to give to, any Person other than FFB, the Borrower, and the Administrator, and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises, and agreements contained herein shall be for the sole and exclusive benefit of FFB, the Borrower, and the Administrator, and their respective successors and permitted assigns.

Section 15.7 Governing Law.

This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the federal law and not the law of any state or locality.

Section 15.8 Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

Section 15.9 Headings.

The descriptive headings of the various articles, sections, and subsections of this Agreement were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

Section 15.10 Counterparts.

This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, FFB, the Borrower, and the Administrator have each caused this Agreement to be executed as of the day and year first above mentioned.

FEDERAL FINANCING BANK
(“FFB”)

By:	/s/ Christopher L. Tuttle
Name:	Christopher L. Tuttle
Title:	Chief Financial Officer

By:	/s/ Gary Grippo
Name:	Gary Grippo
Title:	Vice President and Treasurer

MATSON NAVIGATION COMPANY, INC.
(the “Borrower”)

By:	/s/ Joel M. Wine
Name:	Joel M. Wine
Title:	Senior Vice President and Chief Financial Officer

MARITIME ADMINISTRATOR
MARITIME ADMINISTRATION
U.S. DEPARTMENT OF TRANSPORTATION
(“Administrator”)

By:	/s/ T. Mitchell Hudson, Jr.
Name:	T. Mitchell Hudson, Jr.
Title:	Secretary, Maritime Administration

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SCHEDULE I

to

NOTE PURCHASE AGREEMENT

by and among

the Federal Financing Bank,

Matson Navigation Company, Inc.,

and

the Maritime Administrator, Maritime Administration, U.S. Department of Transportation

1.   “Borrower State” means Hawaii.

2.   “Loan Commitment Amount” means $139,584,000.

3.   “Guarantee Agreement” means Amendment No. 1 dated June 22, 2020, to the Consolidated Agreement: MA – 14454 dated April 27, 2020 between Matson, Inc., Matson Navigation Company, Inc., and the Maritime Administration., as such agreement may be amended, supplemented, and restated from time to time in accordance with its terms.

4.   “Project State” means California and Hawaii.

5.   “Security Instruments” means Amendment No. 1 to the Consolidated Agreement: MA – 14454 and the Amendment and Supplement No. 1 to the First Preferred Fleet Mortgage: MA – 14455, each dated June 22, 2020 between Matson, Inc., Matson Navigation Company, Inc., and the Maritime Administration (relating to the vessel KAIMANA HILA), as such agreements and documents may be amended, supplemented, and restated from time to time in accordance with their respective terms.

NOTE PURCHASE AGREEMENT - page 28

Pursuant to SEC rules, the following Exhibits have been omitted:

Exhibit B – Form of Certificate Specifying Authorized Borrower Signatories/Incumbency

Exhibit D – Form of Opinion of Borrower’s Counsel re: Borrower Instruments

Exhibit E – Form of Opinion of Agency’s Counsel re: Administrator’s Guarantee

Exhibit F – Form of Administrator’s Certificate

MARAD	MATSON NAVIGATION COMPANY, INC.

EXHIBIT A

TO

NOTE PURCHASE AGREEMENT

FORM

OF

ADVANCE REQUEST

MARAD

ADVANCE REQUEST

************************************************************************************************************

PLEASE REFER TO DEPARTMENT OF TRANSPORTATION, MARITIME ADMINISTRATION (MARAD) REGULATIONS AND INSTRUCTIONS FOR A DESCRIPTION OF (1) ANY OTHER FORMS AND MATERIALS THAT MARAD REQUIRES TO BE SUBMITTED IN CONNECTION WITH EACH ADVANCE REQUEST, AND (2) THE TIME LIMITS FOR SUBMITTING THOSE FORMS AND MATERIALS AND THIS ADVANCE REQUEST TO MARAD.

PLEASE DIRECT ALL QUESTIONS ON HOW TO COMPLETE THIS ADVANCE REQUEST FORM TO THE MARAD CONTACT OFFICE INDICATED BELOW:

Office of Marine Financing
Maritime Administration

U.S. Department of Transportation
1200 New Jersey Avenue, S.E. Washington, D.C. 20590
marinefinancing@dot.gov

(t) 202-366-5737

(f) 202-366-7901

WHEN COMPLETED, PLEASE DELIVER THIS FORM (TOGETHER WITH ALL OTHER FORMS AND MATERIAL REQUIRED BY MARAD) TO THE ADDRESS OF THE MARAD CONTACT OFFICE INDICATED BELOW:

Office of Marine Financing
Maritime Administration

U.S. Department of Transportation
1200 New Jersey Avenue, S.E. Washington, D.C. 20590
marinefinancing@dot.gov

(t) 202-366-5737

(f) 202-366-7901

************************************************************************************************************

Chief Financial Officer

Federal Financing Bank

Reference is made to the following-described Future Advance Promissory Note (the “Note”) payable to the Federal Financing Bank (“FFB”), which is guaranteed by the Maritime Administrator, Maritime Administration, U.S. Department of Transportation (the “Administrator”):

NAME OF BORROWER (the “Borrower”):
[1]

FFB NOTE IDENTIFIER:	[2]

1Insert the corporate name of the Borrower. If the corporate name of the Borrower at the time of this Advance is different from the corporate name that appears on page 1 of the Note, add “(formerly                                                                        )”, and insert in this second blank the corporate name of the Borrower as it appears on page 1 of the Note.

2Insert the “Note Identifier” that FFB assigned to the Note (as provided in the Note Purchase Agreement).

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The undersigned, as an authorized official of the Borrower, hereby requests FFB to make an advance of funds (“this Advance”) under, pursuant to, and in accordance with the applicable terms of the Note.

The undersigned further requests that this Advance be made as follows:

1. REQUESTED ADVANCE AMOUNT:

The principal amount of this Advance is requested to be

$ .[3]

2. REQUESTED ADVANCE DATE:

This Advance is requested to be made on:
.[4]

3. WIRE INSTRUCTIONS:

A. Correspondent bank (if any) for payee’s bank:

Name of financial institution

Address of financial institution

ABA number of financial institution

B. Payee’s bank and account:

Name of financial institution

Address of financial institution

ABA number of financial institution

Account name

3Insert the particular amount of funds that the Borrower requests to be advanced.

4Insert the particular calendar date that the Borrower requests to be date on which this Advance is to be made, which must be a Business Day.

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Account number

Taxpayer ID number

4.         PRINCIPAL REPAYMENT METHOD:

The Borrower must select one of the following two alternative principal repayment methods.

(Insert in the box one of the following):

“L”   for the “Level Debt Service Payments Method

“E”   for the “Equal Principal Payments Method.

Principal Repayment Method selected:	[5]

5.         PREPAYMENT/REFINANCING PRIVILEGE:

The Borrower must select one of the following two alternative prepayment/refinancing privileges.

(Insert in the box one of the following):

“M”  for the “Market Value Prepayment/Refinancing Privilege

“P”   for the “Par Prepayment/Refinancing Privilege.

Prepayment/Refinancing Privilege selected:	[6]

5Insert in the box “L” if the Borrower elects to have the “Level Debt Service Payments Method” apply to this Advance. Insert in the box “E” if the Borrower elects to have a “Equal Principal Payments Method” apply to this Advance.

6Insert in the box “M” if the Borrower elects to have the “Market Value Prepayment/Refinancing Privilege” apply to this Advance. Insert in the box “P” if the Borrower elects to have a “Par Prepayment/Refinancing Privilege” apply to this Advance.

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6.         NO-CALL PERIOD:

If the Borrower selects the Par Prepayment Privilege and wants to include a No-Call Period, the borrower must select a No-Call Period.

(Insert in the box one of the following):

“5”   for the “5-Year No-Call Period”

“10”  for the “10-Year No-Call Period”.

No-Call Period selected:	[7]

7Insert in the box “5” if the Borrower elects to have the “5-Year No-Call Period” apply to this Advance as part of the Par Prepayment Privilege. Insert in the box “10” if the Borrower elects to have the “10-Year No-Call Period” apply to this Advance as part of the Par Prepayment Privilege. If the Market Value Prepayment Privilege is selected, leave this box blank.

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The undersigned certifies that the undersigned has been given the authority to execute this Advance Request on behalf of the Borrower and to deliver it to the Administrator for review and approval before being forwarded to FFB, and that this authority is valid and in full force and effect on the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Advance Request and caused it to be delivered to the Administrator for review and approval before being forwarded to FFB.

[Name of Borrower]

Signature:

Print Name:

Title:

Date:

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ADVANCE REQUEST APPROVAL NOTICE

Notice is hereby given to FFB that the preceding Advance Request made by the Borrower identified therein has been approved by MARAD for purposes of the Note identified therein.

MARITIME ADMINISTRATOR MARITIME ADMINISTRATION U.S. DEPARTMENT OF TRANSPORTATION acting through his or her duly authorized designee

Signature:

Print Name:

Title:

Date:

ADVANCE REQUEST - page 6

MARAD	MATSON NAVIGATION COMPANY, INC.

EXHIBIT C

TO

NOTE PURCHASE AGREEMENT

FORM

OF

NOTE

MARAD

FOR FFB USE ONLY		Note
		Date	June 22, 2020
Note Identifier:
		Place of Issue	Washington, DC
MATNAV 0002
Purchase Date:		Last Day for an
June 22, 2020		Advance (¶3)	July 25, 2020

Maximum Principal
		Amount (¶4)	$139,584,000

Maturity Date (¶5)	March 15, 2044

Payment	March 15	First
Dates	&	Principal
(¶7)	September 15	Payment
	of each year	Date (¶8)	March 15, 2021

Security Instruments (¶21)

Consolidated Agreement: MA – 14454 dated April 27, 2020, as amended by Amendment No. 1 and Amendment and Supplement No. 1 to First Preferred Fleet Mortgage: MA – 14455, each dated June 22, 2020 between Matson, Inc., Matson Navigation Company, Inc., and the Maritime Administration (relating to the vessel KAIMANA HILA)

FUTURE ADVANCE PROMISSORY NOTE

1.         Promise to Pay.

FOR VALUE RECEIVED, MATSON NAVIGATION COMPANY, INC.

(the “Borrower”, which term includes any successors or assigns), promises to pay the FEDERAL FINANCING BANK (“FFB”), a body corporate and instrumentality of the United States of America (FFB, for so long as it shall be the holder of this Note, and any successor or

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assignee of FFB, for so long as such successor or assignee shall be the holder of this Note, being the “Holder”), at the times, in the manner, and with interest at the rates to be established as hereinafter provided, such amounts as may be advanced from time to time by FFB to or for the account of the Borrower under this Note (each such amount being an “Advance” and more than one such amounts being “Advances”).

2.         Reference to Certain Agreements.

(a)   Program Financing Agreement. This Note is one of the “Notes” referred to in, and entitled to the benefits of, the Program Financing Agreement dated as of January 19, 2017, made by and between FFB and the Maritime Administrator, Maritime Administration, U.S. Department of Transportation (the “Administrator”) (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Program Financing Agreement”).

(b)   Note Purchase Agreement. This Note is the “Note” referred to in, and entitled to the benefits of, the Note Purchase Agreement dated as of even date herewith, made by and among FFB, the Borrower, and the Administrator (such agreement, as it may be amended, supplemented, and restated from time to time in accordance with its terms, being the “Note Purchase Agreement”).

3.         Advances; Advance Requests; Last Day for Advances.

(a)   Subject to the terms and conditions of the Note Purchase Agreement, FFB shall make Advances under this Note in the amounts, at the times, and to the accounts requested by the Borrower from time to time, in each case upon delivery to FFB of a written request by the Borrower for an Advance under this Note, in the form of request attached to the Note Purchase Agreement as Exhibit A thereto (each such request being an “Advance Request”), completed as prescribed in the Note Purchase Agreement; provided, however, that no Advance may be made under this Note after the particular date specified on page 1 of this Note as being the “Last Day for an Advance”.

(b)   To be effective, an Advance Request must first be delivered to the Administrator for approval and be approved by or on behalf of the Administrator in writing, and such Advance Request, together with written notification of the Administrator’s approval thereof, must be received by FFB on or before the third Business Day before the particular calendar date specified in such Advance Request that the Borrower requests to be the date on which the respective Advance is to be made.

(c)   The Borrower hereby agrees that FFB, for its purposes, may consider any Advance Request approved by or on behalf of the Administrator and delivered to FFB in accordance with the terms of the Note Purchase Agreement to be an accurate representation of the Borrower’s request for an Advance under this Note and the Administrator’s approval of that Advance Request.

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4.        Principal Amount of Advances; Maximum Principal Amount.

The principal amount of each Advance shall be the amount specified in the respective Advance Request; provided, however, that the aggregate principal amount of all Advances made under this Note may not exceed the particular amount specified on page 1 of this Note as the “Maximum Principal Amount.”

5.         Maturity Date.

This Note, and each Advance made hereunder, shall mature on the particular date specified on page 1 of this Note as the “Maturity Date” (such date being the “Maturity Date”).

6.         Computation of Interest on Each Advance.

(a)   Subject to paragraphs 11 and 14 of this Note, interest on the outstanding principal of each Advance shall accrue from the date on which the respective Advance is made to the date on which such principal is due.

(b)   Interest on each Advance shall be computed on the basis of (1) actual days elapsed from (but not including) the date on which the respective Advance is made (for the first payment of interest due under this Note for the respective Advance) or the date on which the payment of interest was last due (for all other payments of interest due under this Note for the respective Advance), to (and including) the date on which payment is next due, and (2) a year of 365 days.

(c)   The basic interest rate applicable to each Advance shall be established by FFB at the time that the respective Advance is made on the basis of the determination made by the Secretary of the Treasury pursuant to section 6(b) (12 U.S.C. § 2285(b)) of the Federal Financing Bank Act of 1973 (Pub. L. No. 93-224, 87 Stat. 937, codified at 12 U.S.C. § 2281 et seq.), as amended (the “FFB Act”), and shall be equal to three-eighths of 1 percent per annum (0.375%) over the current average yield on outstanding marketable obligations of the United States of comparable maturity, as determined by the Secretary of the Treasury; provided, however, that the shortest maturity used as the basis for any basic interest rate determination shall be the remaining maturity of the most recently auctioned United States Treasury bills having the shortest maturity of all United States Treasury bills then being regularly auctioned.

(d)   In the event that the Borrower has selected, at the time of requesting an Advance, to have the “Par Prepayment/Refinancing Privilege” described in the Note Purchase Agreement apply to such Advance, then the interest rate for the Advance shall also include a fee (expressed in terms of a basis point increment to the applicable basic interest rate) for the Par Prepayment/ Refinancing Privilege, which fee shall be established by FFB on the basis of a determination made by FFB as to the difference between (1) the estimated market yield of a notional obligation if such obligation were to (A) be issued by the Secretary of the Treasury, (B) have a maturity comparable to the maturity of such Advance, and (C) include prepayment and refinancing privileges identical to the Par Prepayment/Refinancing Privilege, and (2) the estimated market yield of a notional obligation if such obligation were to (A) be issued by the Secretary of the

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Treasury, (B) have a maturity comparable to the maturity of such Advance, but (C) not include such prepayment and refinancing privileges.

7.         Payment of Interest; Payment Dates

Interest accrued on the outstanding principal balance of each Advance shall be due and payable on each of the particular dates specified on page 1 of this Note as “Payment Dates” (each such date being a “Payment Date”), beginning on the first Payment Date to occur after the date on which such Advance is made, up through and including the Maturity Date.

8.         Payment of Principal.

(a)    The principal amount of each Advance shall be payable in installments, which payments shall be due beginning on the particular date specified as the “First Principal Payment Date” on page 1 of this Note (such date being the “First Principal Payment Date”), and shall be due on each Payment Date to occur thereafter until the principal of the respective Advance is repaid in full on or before the Maturity Date of such Advance.

(b)   With respect to each Advance for which the Borrower selected, at the time of requesting the respective Advance, the “Level Debt Service Payments Method” described in the Note Purchase Agreement as the principal repayment method to apply to such Advance (such method being the “Level Debt Service Payments Method”), the amount of principal, due on the First Principal Payment Date, on each Payment Date to occur thereafter, and on the Maturity Date shall be, in each case, equal to an amount which, when added to the accrued interest due on such Payment Date or the Maturity Date, as the case may be, will be substantially equal to every other payment consisting of an installment of principal and accrued interest, and shall be sufficient, when added to all other such payments consisting of an installment of principal, and accrued interest, to repay the principal amount of, the respective Advance in full on the Maturity Date;

(c)   With respect to each Advance for which the Borrower selected, at the time of requesting the respective Advance, the “Equal Principal Payments Method” described in the Note Purchase Agreement as the principal repayment method to apply to such Advance (such method being the “Equal Principal Payments Method”), the amount of principal due on the First Principal Payment Date, on each Payment Date to occur thereafter, and on the Maturity Date shall be, in each case, substantially equal to the amount of every other semi-annual installment of principal, and shall be sufficient, when added to all other such semi-annual installments of equal principal to repay the principal amount of the respective Advance in full on the Maturity Date.

9.         Business Days.

(a)    Whenever any Payment Date or the Maturity Date shall fall on a day on which neither FFB nor the Federal Reserve Bank of New York is open for business, the payment which would otherwise be due on such Payment Date or the Maturity Date shall be due on the first day thereafter on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a “Business Day”).

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(b)   In the case of a Payment Date falling on a day other than a Business Day, the extension of time for making the payment that would otherwise be due on such Payment Date shall (1) be taken into account in establishing the interest rate for each Advance, and (2) be included in computing interest due in connection with such payment and excluded in computing interest due in connection with the next payment.

(c)   In the case of the Maturity Date falling on a day other than a Business Day, the extension of time for making the payment that would otherwise be due on the Maturity Date shall (1) be taken into account in establishing the interest rate for each Advance, and (2) be included in computing interest due in connection with such payment.

10.       Manner of Making Payments.

(a)   For so long as FFB is the Holder of this Note, unless as shall be specified by FFB in a written notice to the Borrower and the Administrator, each payment under this Note shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of the Administrator) maintained at the Federal Reserve Bank of New York in the manner described below:

U.S. Treasury Department

ABA No. 0210-3000-4

TREAS NYC/CTR/BNF= 69170001

provided, however, that a payment made in the manner described above shall not discharge any portion of a payment obligation under this Note, or be applied as provided in paragraph 13 of this Note, until the payment has been received and credited to the subaccount of FFB (within the account of the United States Treasury maintained at the Federal Reserve Bank of New York) specified by FFB in a written notice to the Administrator, or to such other account as may be specified from time to time by FFB in a written notice to the Administrator.

(b)   In the event that FFB is not the Holder of this Note, then each payment under this Note shall be made in immediately available funds by electronic funds transfer to such account as shall be specified by the Holder in a written notice to the Borrower.

11.       Late Payments.

(a)   In the event that any payment of any amount owing under this Note is not made when and as due (any such amount being then an “Overdue Amount”), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the “Late Charge”) computed in accordance with this subparagraph (a):

(1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 9 of this Note) to the date on which payment is made.

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(2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 9 of this Note) to (and including) the date on which payment is made, and (B) a year of 365 days.

(3)   The Late Charge shall accrue at a rate (the “Late Charge Rate”) equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

(4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (A) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of the accrued Late Charge are not paid on or before such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be redetermined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and all amounts of the accrued Late Charge is made.

(b)   Nothing in subparagraph (a) of this paragraph 11 shall be construed as permitting or implying that the Borrower may, without the written consent of the Holder, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of the Holder to receive any and all payments on account of this Note on the dates specified in this Note.

12.       Final Due Date.

Notwithstanding anything in this Note to the contrary, all amounts outstanding under this Note remaining unpaid as of the Maturity Date shall be due and payable on the Maturity Date.

13.       Application of Payments.

Each payment made on this Note shall be applied first to the payment of Late Charges (if any) payable under paragraphs 11 and 16 of this Note, then to the payment of premiums (if any) payable under paragraphs 14 and 15 of this Note, then to the payment of accrued interest, and then on account of outstanding principal.

14.       Prepayments.

(a)   The Borrower may elect to prepay all or any portion of the outstanding principal amount of any Advance made under this Note, or to prepay this Note in its entirety, in the

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manner, at the price, and subject to the limitations specified in this paragraph 14 (each such election being a “Prepayment Election”).

(b)   The Borrower shall deliver to FFB (and if FFB is not the Holder, then also to the Holder) written notification of each Prepayment Election (each such notification being a “Prepayment Election Notice”), specifying:

(1)   the Advance Identifier that FFB assigned to the respective Advance (as provided in the Note Purchase Agreement);

(2)    the particular date on which the Borrower intends to prepay the respective Advance (such date being the “Intended Prepayment Date” for the respective Advance), which date must be a Business Day; and

(3)   the amount of principal of the respective Advance that the Borrower intends to prepay, which amount may be either:

(A)   the total outstanding principal amount of such Advance; or

(B)   an amount less than the total outstanding principal amount of such Advance (any such amount being a “Portion”).

(c)   To be effective, a Prepayment Election Notice must be received by FFB (and if FFB is not the Holder, then also by the Holder) on or before the fifth Business Day before the date specified in therein as the Intended Prepayment Date for the respective Advance or Portion.

(d)   The Borrower shall pay to the Holder a price for the prepayment of any Advance or Portion (such price being the “Prepayment Price” for such Advance or Portion) determined as follows:

(1)    in the event that the Borrower elects to prepay the entire outstanding principal amount of any Advance, then the Borrower shall pay to the Holder a Prepayment Price for such Advance equal to the sum of:

(A)   the outstanding principal amount of such Advance on the Intended Prepayment Date;

(B)   all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Prepayment Date;

(C)   in the event that the Borrower selected, at the time of requesting such Advance, the “Market Value Prepayment/Refinancing Privilege” described in the Note Purchase Agreement to apply to such Advance (such privilege being the “Market Value Prepayment/Refinancing Privilege”), the amount of the premium or discount credit (if any) that is required under the Market Value Prepayment/ Refinancing Privilege, determined as provided in the Note Purchase Agreement

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(such premium or discount credit being the “Market Value Premium (or Discount)”; and

(D)   in the event that the Borrower selected, at the time of requesting such Advance, the “Par Prepayment/Refinancing Privilege” described in the Note Purchase Agreement to apply to such Advance (such privilege being the “Par Prepayment/Refinancing Privilege”), no premium; and

(2)   in the event that the Borrower elects to prepay a Portion of any Advance, then the Borrower shall pay to the Holder a Prepayment Price for such Portion that would equal such Portion’s pro rata share of the Prepayment Price that would be required for a prepayment of the entire principal amount of such Advance (determined in accordance with the principles of clause (1) of this subparagraph (d));

(3)   in the event that the Borrower elects to prepay this Note in its entirety, then the Borrower shall pay to the Holder an amount equal to the sum of the Prepayment Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (d)); and

(4)   in the event of an actual, constructive, agreed or compromised total loss of the project or projects financed with Advances made under this Note (as determined in writing by the Administrator), then the Borrower shall pay to the Holder an amount equal to the sum of the Prepayment Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (d) without regard to subclauses (C) and (D) of clause (1) of this subparagraph (d)).

(e)   Payment of the Prepayment Price for any Advance or any Portion shall be due to the Holder before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date for such Advance or Portion.

(f)   Each prepayment of a Portion shall, as to the principal amount of such Portion, be subject to a minimum amount equal to $100,000.00 of principal.

(g)   In the event that the Borrower makes a Prepayment Election with respect to any Portion of an Advance, then the Prepayment Price paid for such Portion will be applied as provided in paragraph 13 of this Note, and, with respect to application to outstanding principal, such Prepayment Price shall be applied to principal installments in the inverse order of maturity.

(h)   In the event that the Borrower makes a Prepayment Election with respect to any Portion of an Advance, then the outstanding principal amount of such Advance, from and after such partial prepayment, shall be due and payable in accordance with this subparagraph (h).

(1)   In the event that the Borrower selected, at the time of requesting such Advance, the Level Debt Service Payments Method to apply to the Advance, the amount of the semi-annual level payments of principal, and accrued interest that will be due after such partial prepayment shall be equal to the semi-annual level debt service payments

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that were due in accordance with the level debt service payment schedule that was in effect for such Advance immediately before such partial prepayment, and such payments shall be allocated by FFB between outstanding principal, and accrued interest, as appropriate.

(2)   In the event that the Borrower selected, at the time of requesting such Advance, the Equal Principal Payments Method to apply to the Advance, the amount of the semi-annual principal installments that will be due after such partial prepayment shall be equal to the semi-annual installments of equal principal that were due in accordance with the principal repayment schedule that applied to such Advance immediately before such partial prepayment.

(3)   The payments of principal and accrued interest shall be due beginning on the first Payment Date to occur after such partial prepayment, and shall be due on each Payment Date to occur thereafter up through and including the date on which the entire principal amount of such Advance, and all unpaid interest (and Late Charges, if any) accrued thereon, are paid.

15.        Refinancings.

(a)   The Borrower may elect to refinance the entire principal amount of any Advance made under this Note, or to refinance this Note in its entirety, in the manner, at the price, and subject to the limitations specified in this paragraph 15 (each such election being a “Refinancing Election”).

(b)   The Borrower shall deliver to FFB (and if FFB is not the Holder, then also to the Holder) written notification of each Refinancing Election (each such notification being a “Refinancing Election Notice”), specifying:

(1)   the Advance Identifier that FFB assigned to the respective Advance (as provided in the Note Purchase Agreement); and

(2)   the particular date on which the Borrower intends to refinance the respective Advance (such date being the “Intended Refinancing Date” for the respective Advance), which date must be a Payment Date.

(c)   To be effective, a Refinancing Election Notice must be received by FFB (and if FFB is not the Holder, then also by the Holder) on or before the fifth Business Day before the date specified therein as the Intended Refinancing Date for the respective Advance.

(d)   The Borrower shall pay to the Holder a price for the refinancing of any Advance (such price being the “Refinancing Price” for such Advance) determined as follows:

(1)   in the event that the Borrower elects to refinance the outstanding principal amount of any Advance, then the Borrower shall pay to the Holder a Refinancing Price for such Advance equal to the sum of:

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(A)   the installment (if any) of principal that is due on the particular Payment Date that the Borrower specified to be the Intended Refinancing Date, in accordance with the principal repayment schedule that is in effect for such Advance immediately before such refinancing;

(B)   all unpaid interest (and Late Charges, if any) accrued on such Advance through the Intended Refinancing Date; and

(C)   the amount of the premium (if any) that is required under the particular prepayment/refinancing privilege that applies to such Advance, determined as provided in the Note Purchase Agreement.

In the event that (A) the prepayment/refinancing privilege that applies to the particular Advance being refinanced is the Market Value Prepayment/Refinancing Privilege, and (B) the Market Value Premium (or Discount) that is to be included in the Refinancing Price for such Advance is a discount on such Advance, then such discount shall be applied by FFB in the manner requested by the Borrower in a written notice delivered by the Borrower to FFB and approved by the Administrator in writing.

(2)   in the event that the Borrower elects to refinance this Note in its entirety, then the Borrower shall pay to the Holder an amount equal to the sum of the Refinancing Prices for all outstanding Advances (determined in accordance with the principles of clause (1) of this subparagraph (d)).

(e)   Payment of the Refinancing Price for any Advance shall be due to the Holder before 3:00 p.m. (Washington, DC, time) on the Intended Refinancing Date for such Advance.

(f)   The refinancing of any Advance shall become effective on the Intended Refinancing Date specified in the Refinancing Election Notice for such Advance (in which event, such Intended Refinancing Date being the “Initial Refinancing Effective Date”).

(g)   In the event that the Borrower selects, at the time of its initial Refinancing Election respecting any Advance, to have, from and after the Initial Refinancing Effective Date for such Advance, the Par Prepayment/Refinancing Privilege apply again to such Advance, then the interest rate for such Advance, from and after the Initial Refinancing Effective Date, shall be the respective rate that is established in accordance with the principles of paragraph 6(c) of this Note (provided, however, that the reference to “the time that the respective Advance is made” in paragraph 6(c) of this Note shall be deemed to be a reference to “as of such Initial Refinancing Effective Date”), plus an increment to such rate, which increment shall be established by FFB in accordance with the principles of paragraph 6(d) of this Note. In the event that the Borrower does not select, at the time of its initial Refinancing Election respecting any Advance, to have, from and after the Initial Refinancing Effective Date for such Advance, the Par Prepayment/ Refinancing Privilege to apply again such Advance, then the interest rate for such Advance, from and after the Initial Refinancing Effective Date, shall be the rate that is established, as of the

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Initial Refinancing Effective Date, in accordance with the principles of paragraph 6(c) of this Note.

(h)   In the event that the Borrower makes a Refinancing Election with respect to any Advance, then the outstanding principal amount of such Advance, from and after the respective Initial Refinancing Effective Date, shall be due and payable in accordance with this subparagraph (h).

(1)   In the event that the Borrower selected, at the time of requesting such Advance, the Level Debt Service Payments Method to apply to the Advance:

(A)   the amount of the level payments of principal and accrued interest that will be due after such Initial Refinancing Effective Date shall be newly computed so that the amount of each such payment consisting of an installment of principal and accrued interest (taking into account the new interest rate that is in effect for such Advance from and after such Initial Refinancing Effective Date) shall be substantially equal to the amount of every other payment consisting of an installment of principal and accrued interest, and shall be sufficient, when added to all other such payments consisting of an installment of principal and accrued interest, to repay the outstanding principal amount of such refinanced Advance in full on the Maturity Date; and

(B)   the newly-computed level payments of principal or capitalized interest or combination of both, as the case may be, and accrued interest shall be due beginning on the first Payment Date to occur after the Initial Refinancing Effective Date, and shall be due on each Payment Date to occur thereafter up through and including the Maturity Date.

(2)   In the event that the Borrower selected, at the time of requesting such Advance, the Equal Principal Payments Method to apply to the Advance:

(A)   the amount of the semi-annual principal installments that will be due after such Initial Refinancing Effective Date shall be equal to the semi-annual installments of equal principal that were due in accordance with the principal repayment schedule that applied to such Advance immediately before such partial prepayment; and

(B)   the payments of equal principal and accrued interest shall be due beginning on the first Payment Date to occur after the Initial Refinancing Effective Date, and shall be due on each Payment Date to occur thereafter up through and including the Maturity Date.

(i)   In the event that the Borrower makes a Refinancing Election with respect to any Advance, the Borrower may thereafter prepay or refinance again such Advance in accordance with this subparagraph (i).

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(1)   In the event that the Borrower selected, at the time of its initial Refinancing Election respecting such Advance, to have, after the Initial Refinancing Effective Date for such Advance, the Par Prepayment/Refinancing Privilege apply again to such Advance, then the Borrower may:

(A)   prepay such Advance or any Portion thereof on any Business Day in the manner described in paragraph 14 of this Note at a Prepayment Price for such Advance or Portion, as the case may be, determined in accordance with the principles of paragraph 14(d) of this Note; or

(B)   refinance such Advance on any Payment Date in the manner described in this paragraph 15 at a Refinancing Price for such Advance determined in accordance with the principles of subparagraph (d) of this paragraph 15.

(2)   In the event that the Borrower did not elect, at the time of its initial Refinancing Election respecting any Advance, to have, after the Initial Refinancing Effective Date for such Advance, the Par Prepayment/Refinancing Privilege apply again to such Advance, then the Borrower may:

(A)   prepay such Advance on any Business Day occurring after the Initial Refinancing Effective Date for such Advance in the manner described in paragraph 14 of this Note at a Prepayment Price for such Advance equal to the sum of:

(i)   the price that would, if such Advance (including all unpaid interest accrued thereon through the Intended Prepayment Date) were purchased by a third party and held to the Maturity Date, produce a yield to the third-party purchaser for the period from the date of purchase to the Maturity Date substantially equal to the interest rate that would be set on a loan from the Secretary of the Treasury to FFB to purchase an obligation having a payment schedule identical to the payment schedule of such Advance for the period from the Intended Prepayment Date to the Maturity Date; and

(ii)   all unpaid Late Charges (if any) accrued on such Advance through the Intended Prepayment Date;

(B)    prepay any Portion of such Advance on any Business Day occurring after the Initial Refinancing Effective Date for such Advance in the manner described in paragraph 14 of this Note at a Prepayment Price for such Portion that would equal such Portion’s pro rata share of the Prepayment Price that would be required for a prepayment of the entire outstanding principal amount of such Advance (determined in accordance with the principles of subclause (A) of this clause (2)); or

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(C)   refinance again such Advance on any Payment Date occurring after the Initial Refinancing Effective Date for such Advance in the manner described in this paragraph 15 at a Refinancing Price for such Advance equal to the difference between:

(i)   an amount equal to the Prepayment Price that would be required for a prepayment of the entire outstanding principal amount of such Advance on the Intended Refinancing Date (determined in accordance with the principles of subclause (A) of this clause (2)); and

(ii)   the outstanding principal amount of such Advance on the Intended Refinancing Date, after taking into account the payment of the installment (if any) of principal, or capitalized interest, or combination of both, as the case may be, that is due on the particular Payment Date that the Borrower specified to be the Intended Refinancing Date, in accordance with the principal repayment schedule that is in effect for such Advance immediately before such refinancing.

The price described in subclause (A)(i) of this clause (2) shall be calculated by the Secretary of the Treasury as of the close of business on the second Business Day before the Intended Prepayment Date, using standard calculation methods of the United States Agency of the Treasury.

16.        Rescission of Prepayment or Refinancing Elections; Late Charges for Late Payments of Prepayment or Refinancing Prices.

(a)   The Borrower may rescind any Prepayment Election made in accordance with paragraph 14 of this Note or any Refinancing Election made in accordance with paragraph 15 of this Note, but only in accordance with this paragraph 16.

(b)   The Borrower shall deliver to FFB written notification of each rescission of a Prepayment Election or a Refinancing Election (each such notification being an “Election Rescission Notice”) specifying the particular Advance for which the Borrower wishes to rescind such Prepayment Election or Refinancing Election, as the case may be, which specification must make reference to the particular “Advance Identifier” (as that term is defined in the Note Purchase Agreement) that FFB assigned to such Advance (as provided in the Note Purchase Agreement). The Election Rescission Notice may be delivered by email or facsimile transmission to FFB at (202) 622-0707 or at such email or other facsimile number or numbers as FFB may from time to time communicate to the Borrower.

(c)   To be effective, an Election Rescission Notice must be received by FFB not later than 3:30 p.m. (Washington, DC, time) on the second Business Day before the Intended Prepayment Date or the Intended Refinancing Date, as the case may be.

(d)   In the event that the Borrower (1) makes a Prepayment Election in accordance with paragraph 14 of this Note or a Refinancing Election in accordance with paragraph 15 of this

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Note, (2) does not rescind such Prepayment Election or Refinancing Election, as the case may be, in accordance with this paragraph 16, and (3) does not, before 3:00 p.m. (Washington, DC, time) on the Intended Prepayment Date or Intended Refinancing Date, as the case may be, pay to FFB the Prepayment Price described in paragraph 14(d) of this Note or Refinancing Price described in paragraph 15(d) of this Note, as the case may be, then a Late Charge shall accrue on any such unpaid amount from the Intended Prepayment Date or Intended Refinancing Date, as the case may be, to the date on which payment is made, computed in accordance with the principles of paragraph 11 of this Note.

17.       Amendments to Note.

To the extent not inconsistent with applicable law, this Note shall be subject to modification by such amendments, extensions, and renewals as may be agreed upon from time to time by the Holder and the Borrower, with the written approval of the Administrator.

18.       Certain Waivers.

The Borrower hereby waives any requirement for presentment, protest, or other demand or notice with respect to this Note.

19.       Effective Until Paid.

This Note shall continue in full force and effect until all amounts due and payable hereunder have been paid in full.

20.       Administrator’s Guarantee of Note.

Upon execution of the guarantee set forth at the end of this Note (the “Administrator’s Guarantee”), the payment by the Borrower of all amounts due and payable under this Note, when and as due, shall be guaranteed, pursuant to the Administrator’s Guarantee, by the United States of America, acting through the Administrator, pursuant to Chapter 537 of Title 46 of the United States Code. In consideration of the Administrator’s Guarantee, the Borrower promises to the Administrator to make all payments due under this Note when and as due.

21.       Security Instruments; Administrator as “Holder” of Note for Purposes of the Security Instruments.

This Note is entitled to the benefits and security of, the particular security instrument or instruments specified on page 1 of this Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the “Security Instruments”), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to the Administrator, as set forth in the Security Instruments. For purposes of the Security Instruments, in consideration of the undertakings of the Administrator set forth in the Administrator’s Guarantee, the Administrator shall be

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considered to be, and shall have the rights, powers, privileges, and remedies of, the Holder of this Note.

22.       Guarantee Payments; Reimbursement.

If the Administrator makes any payment, pursuant to the Administrator’s Guarantee, of any amount due and payable under this Note, when and as due, each and every such payment so made shall be deemed to be a payment hereunder; provided, however, that no payment by the Administrator pursuant to the Administrator’s Guarantee shall be considered a payment for purposes of determining the existence of a failure by the Borrower to perform its obligation to the Administrator to make all payments under this Note when and as due. The Administrator shall have any rights by way of subrogation, agreement, or otherwise which arise as a result of such payment pursuant to the Administrator’s Guarantee.

23.       Default and Enforcement.

In case of a default by the Borrower under this Note or the occurrence of an event of default under the Guarantee Agreement or the Security Instruments, then, in consideration of the obligation of the Administrator under the Administrator’s Guarantee, in that event, to make payments to FFB as provided in this Note, the Administrator, in the name of the Administrator or the United States of America, shall have all rights, powers, privileges, and remedies of the Holder of this Note, in accordance with the terms of this Note and the Security Instruments, including, without limitation, the right to enforce or collect all or any part of the obligation of the Borrower under this Note or arising as a result of the Administrator’s Guarantee, to file proofs of claim or any other document in any bankruptcy, insolvency, or other judicial proceeding, and to vote such proofs of claim.

24.       Acceleration.

The entire unpaid principal amount of this Note, and all interest thereon, may be declared, and upon such declaration shall become, due and payable to the Administrator, under the circumstances described, and in the manner and with the effect provided, in the Guarantee Agreement or the Security Instruments.

25.       Governing Law.

This Note shall be governed by, and construed and interpreted in accordance with, the Federal laws and not the law of any state or locality.

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IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, all as of the day and year first above written.

MATSON NAVIGATION COMPANY, INC.

BY:

Signature:

Print Name:

Title:

ATTEST:

Signature:
(SEAL)
Print Name:

	Title:	Secretary

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MARAD	MATSON NAVIGATION COMPANY, INC.

EXHIBIT G

TO

NOTE PURCHASE AGREEMENT

FORM

OF

ADMINISTRATOR'S GUARANTEE

MARAD

ADMINISTRATOR’S GUARANTEE

The United States of America, acting through the Maritime Administrator, Maritime Administration, U.S. Department of Transportation (the “Administrator”), hereby guarantees to the Federal Financing Bank, its successors and assigns (“FFB”), all payments of principal and interest, when and as due in accordance with the terms of the note dated June 22, 2020, issued by Matson Navigation Company, Inc. (the “Borrower”) payable to FFB in the maximum principal amount of $139,584,000, to which this Administrator’s Guarantee is attached (such note being the “Note”), with interest on the principal until paid, irrespective of (i) acceleration of such payments under the terms of the Note, or (ii) receipt by the Administrator of any sums or property from its enforcement of its remedies for the Borrower’s default.

This Administrator’s Guarantee is issued pursuant to section Chapter 537 of Title 46 of the United States Code, section 6 of the Federal Financing Bank Act of 1973 (12 U.S.C. § 2285), and the Note Purchase Agreement dated as of June 22, 2020, among FFB, the Borrower, and the Administrator.

UNITED STATES OF AMERICA

By:

Name:

Title:

Date:	June 22, 2020

ADMINISTRATOR’S GUARANTEE